Exhibit 21.1
Subsidiaries of the Company

Listed below are subsidiaries of UnitedHealth Group Incorporated as of December 31, 2016. Those subsidiaries not listed would not, in the aggregate, constitute a “significant subsidiary” of UnitedHealth Group Incorporated, as that term is defined in Rule 1-02(w) of Regulation S-X.

Name of Entity	State of Jurisdiction or Domicile	Doing Business As
1070715 B.C. Unlimited Liability Company	Canada
1031387 B.C. Unlimited Liability Company	Canada
310 Canyon Medical, LLC	CA
Access I.V., LLC	CA
ACN Group IPA of New York, Inc.	NY
ACN Group of California, Inc.	CA	OptumHealth Physical Health of California
Advanced Care Pharmacy, Inc.	NY
Advanced Care, Inc.	NY
AHJV MSO, Inc.	DE
AHJV, Inc.	DE
Alere Health Improvement Company	DE
Alere Health, LLC	DE
Alere Healthcare of Illinois, Inc.	GA
Alere of New York, Inc.	NY
Alere Wellbeing, Inc.	DE
Alere Wellology, Inc.	DE
All Savers Insurance Company	IN
All Savers Life Insurance Company of California	CA
Ambient Healthcare of Central Florida, Inc.	FL
Ambient Healthcare of Georgia, Inc.	GA	AxelaCare
Ambient Healthcare of Northeast Florida, Inc.	FL
Ambient Healthcare of S. Florida, Inc.	FL
Ambient Healthcare of West Florida, Inc.	FL
Ambient Healthcare, Inc.	FL
Ambient Holdings, Inc.	DE
Ambient Nursing Services, Inc.	FL
AmeriChoice Corporation	DE
AmeriChoice Health Services, Inc.	DE
AmeriChoice of Connecticut, Inc.	CT
AmeriChoice of New Jersey, Inc.	NJ	UnitedHealthcare Community Plan
Amico Saúde Ltda.	Brazil
Amil Assistência Médica Internacional S.A.	Brazil
Amil Clinical Research Participações Ltda.	Brazil
AMIL International S.á.r.l.	Luxembourg
Amil Lifesciences Participações Ltda.	Brazil
AppleCare Medical Management, LLC	CA
ARC Infusion, LLC	CA	Access IV
Arizona Physicians IPA, Inc.	AZ	UnitedHealthcare Arizonia Physicians IPA UnitedHealthcare Community Plan
ASI Global, LLC	TX

AssuranceRx, LLC	AL
Audax Health Solutions, LLC	DE
Aveta Arizona, Inc.	AZ
Aveta Health Solutions Inc.	DE
Aveta Inc.	DE
Aveta Kansas City, Inc.	KS
Aveta Tennessee, Inc	DE
AxelaCare Health Solutions, LLC	DE
AxelaCare Intermediate Holdings, LLC	DE
AxelaCare, LLC	DE
Behavioral Healthcare Options, Inc.	NV
Bosque Medical Center Ltda.	Brazil
BriovaRx Infusion Services, Inc.	DE
BriovaRx of California, Inc.	CA	BriovaRx of Los Angeles MRP MRP Scripts
BriovaRx of Florida, Inc.	DE	BriovaRx of Florida
BriovaRx of Georgia, LLC	GA
BriovaRx of Hawaii, LLC	HI
BriovaRx of Indiana, LLC	IN	BriovaRx
BriovaRx of Louisiana, LLC	LA
BriovaRx of Maine, Inc.	ME	Ascend SpecialtyRx BriovaRx NMHC Ascend
BriovaRx of Massachusetts, LLC	MA	BriovaRx
BriovaRx of Nevada, LLC	NV	BriovaRx
BriovaRx of New York, Inc.	NY	BriovaRx of New York Echo Pharmacy Echo Transplant Pharmacy
BriovaRx of Texas, Inc.	TX	BriovaRx of Texas Catamaran Home Delivery
BriovaRx, LLC	AL	BriovaRx
Cardio Management, Inc.	DE
Care Improvement Plus Group Management, LLC	MD
Care Improvement Plus of Texas Insurance Company	TX	Care Improvement Plan
Care Improvement Plus South Central Insurance Company	AR
Care Improvement Plus Wisconsin Insurance Company	WI
Casa de Saúde Santa Therezinha S.A.	Brazil
Catalyst360, LLC	DE
Catamaran Health Solutions, LLC	DE
Catamaran Holdings I, LLC	DE
Catamaran IPA III, Inc.	NY
Catamaran Mail, LLC	DE
Catamaran of Pennsylvania, LLC	DE	FutureScripts Secure
Catamaran PBM of Illinois II, Inc.	IL
Catamaran PBM of Puerto Rico, LLC	NV
Catamaran PD of Pennsylvania, LLC	PA
Catamaran PD of Puerto Rico, LLC	NV

Catamaran Rebate Management, Inc.	NV
Catamaran S.á.r.l.	Luxembourg
Catamaran Senior Services, LLC	AL	SeniorScript
Cemed Care - Empressa de Atendimento Clínico Geral Ltda.	Brazil
Centro Médico PJ Ltda.	Brazil
ChinaGate (Hong Kong) Limited	Hong Kong	OptumInsight
ChinaGate Company Limited	China
Clinica Oftalmologica Danilo de Castro Sociedade Simples	Brazil
CMO – Centro Médico de Oftalmologia S/S Ltda.	Brazil
CMS – Central de Manipulação e Serviços Farmacêuticos S.A.	Brazil
Coachella Valley Physicians of PrimeCare, Inc.	CA
Coalition For Advanced Pharmacy Services, LLC	DE
COI – Clínicas Oncológicas Integradas S.A.	Brazil
COI Participações S.A.	Brazil
Collaborative Care Holdings, LLC	DE
Collaborative Care Services, Inc.	DE
Collaborative Care Solutions, LLC	DE	NextDoor Health
Collaborative Realty, LLC	NY
Comfort Care Transportation, LLC	TX
Commonwealth Administrators, LLC	KY
Connextions HCI, LLC	FL
Connextions, Inc.	FL	Connextions Connextions Health
Crescent Drug Corp.	NY	Echo Drugs
Cypress Care, Inc.	DE	Optum Workers Compensation Services of Georgia
Day-Op Surgery Consulting Company, LLC	DE
DBP Services of New York IPA, Inc.	NY
Dental Benefit Providers of California, Inc.	CA	OptumHealth Dental of California
Dental Benefit Providers of Illinois, Inc.	IL
Dental Benefit Providers, Inc.	DE	DBP Services DBP Services Inc.
Dilab Medicina Nuclear Ltda.	Brazil
Distance Learning Network, Inc.	DE	i3CME OptumHealth Education
Duncan Printing Services, LLC	SC

DWIC of Tampa Bay, Inc.	FL
Doctor's Walk-In Clinics
MedExpress
MedExpress Urgent Care - Brandon
MedExpress Urgent Care - Cape Coral, SW Pine Island Rd
MedExpress Urgent Care - Carrollwood
MedExpress Urgent Care - Clearwater
MedExpress Urgent Care - Fort Meyers, S Cleveland Ave
MedExpress Urgent Care - Hudson, State Road 52
MedExpress Urgent Care - Largo
MedExpress Urgent Care - Lehigh Acres, Homestead Rd N
MedExpress Urgent Care - Lutz
MedExpress Urgent Care - New Tampa
MedExpress Urgent Care - North Port, Tuscola Blvd
MedExpress Urgent Care - Northside
MedExpress Urgent Care - Port Charlotte, Tamiami Trl
MedExpress Urgent Care - Seffner
MedExpress Urgent Care - West Tampa

Electronic Network Systems, Inc.	DE
ELG FZE	Dubai
Empire Physician Management Company	CA
EP Campus I, LLC	DE
Esho – Empresa de Serviços Hospitalares S.A.	Brazil
Etho – Empresa de Tecnologia Hospitalar Ltda.	Brazil
Evercare Collaborative Solutions, Inc.	DE
Excellion Serviços Biomédicos S.A.	Brazil
Executive Health Resources, Inc.	PA
Family Health Care Services	NV
Family Home Hospice, Inc.	NV	Family Home Hospice and Palliative Care
First Rx Specialty & Mail Services, LLC	DE
FMG Holdings, LLC	DE
FOR HEALTH OF ARIZONA, INC.	AZ	Care Level Management of Arizona Medical Services INSPIRIS of Arizona
For Health, Inc.	DE
Frontier MEDEX Limited	UK
Frontier Medex Tanzania Limited	Tanzania
FrontierMEDEX (RMS), Inc.	DE
FrontierMEDEX Government Services, LLC	DE
FrontierMEDEX Kenya Limited	Kenya
FrontierMEDEX US, Inc.	DE
FrontierMEDEX, Inc.	MN	UnitedHealthcare Global
gethealthinsurance.com Agency Inc.	IN	UnitedOne Insurance Agency
Golden Outlook, Inc.	CA	Golden Outlook Golden Outlook Insurance Services
Golden Rule Financial Corporation	DE
Golden Rule Insurance Company	IN	UnitedHealthOne
Guardian Health Systems Limited Partnership	OK	AxelaCare
H&W Indemnity (SPC), Ltd.	Cayman
Harken Health Insurance Company	WI

Health Business Systems, Inc.	PA
Health Net Insurance of New York, Inc.	NY
Health Net Services (Bermuda) Ltd.	Bermuda
Health Plan of Nevada, Inc.	NV
Health Technology Analysts Pty Limited	Australia	Innovus OptumInsight
HealthAllies, Inc.	DE	OptumHealth Allies UnitedHealth Allies
Healthcare Solutions, Inc.	DE	Optum Healthcare Solutions of Georgia
Highlands Ranch Healthcare, LLC	CO
Home Care I.V. of Bend, LLC	OR	AxelaCare
Home Infusion With Heart, LLC	NE	AxelaCare
Hospice Inspiris Holdings, Inc.	TN
Hospitais Associados de Pernambuco Ltda.	Brazil
Hospital Alvorada de Taguatinga Ltda.	Brazil
Hospital de Clínicas de Jacarepaguá Ltda.	Brazil
Hospital Maternidade Promater Ltda.	Brazil
Hospital Samaritano de São Paulo Ltda.	Brazil
Humedica, Inc.	DE
Hygeia Corporation	DE
Hygeia Corporation	Canada
Imed Star – Serviços de Desempenho Organizacional Ltda.	Brazil
Impel Consulting Experts, L.L.C.	TX
Infusource, LLC	CA	Access IV
Ingram & Associates, LLC	TN	Ingram & Associates, LLC (Tennessee) Ingram & Associates,(Tennessee) LLC Ingram BPO Services, LLC
inPharmative, Inc.	NV
INSPIRIS of New York IPA, Inc.	NY	Care Level Management of New York INSPIRIS of New York IPA OptumCare Network IPA
INSPIRIS of New York Management, Inc.	NY	INSPIRIS of New York Management
Inspiris of Tennessee, Inc.	TN
INSPIRIS of Texas Physician Group	TX	Optum Clinic Optum Clinic + Medical Spa Optum Clinic + Urgent Care
Inspiris Services Company	TN	Care Level Management of Florida Inspiris of Florida
Inspiris, Inc.	DE
International Psychological Services Pty Limited	Australia	IPS Conferences IPS Worldwide
IRX Financing I LLC	DE
Lifeprint Accountable Care Organization, LLC	DE	Optum Accountable Care, Arizona
Lifeprint East, Inc.	DE
LifePrint Health, Inc.	DE	Optum Medical Network
Logistics Health, Inc.	WI
Lotten-Eyes Oftalmologia Clinica e Cirurgica Ltda.	Brazil
Lusíadas A.C.E.	Portugal
Lusíadas, S.A.	Portugal

Lusíadas, SGPS, S.A.	Portugal
Lusíadas - Parcerias Cascais, S.A.	Portugal
Mamoeco – Mamografia e Ecografia, Centro de Diagnóstico, Lda.	Portugal
MAMSI Insurance Resources, LLC	MD
MAMSI Life and Health Insurance Company	MD
Managed Physical Network, Inc.	NY
March Holdings, Inc.	CA
March Vision Care, Inc.	CA
Mat-Rx Development, L.L.C.	TX	USMD Hospital Division
Mat-Rx Fort Worth GP, L.L.C.	TX
MD Ops, Inc.	CA
MD-Individual Practice Association, Inc.	MD	M.D. IPA M.D. IPA HEALTH M.D. IPA PREFERRED
Medalliance Net Ltda	Brazil
MEDEX Insurance Services, Inc.	MD	MEDEX Insurance Agency MGG Insurance Services
MedExpress Development, LLC	FL
MedExpress Urgent Care of Boynton Beach, LLC	FL
MedExpress Urgent Care, Inc. - Ohio	OH
Medica Health Plans of Florida, Inc.	FL	EZ Care
Medica HealthCare Plans, Inc.	FL
Medical Clinic of North Texas PLLC	TX
Medical Preparatory School of Allied Health, LLC	TX
Medical Transportation Services, LLC	FL
MedSynergies North Texas, LLC	TX
MedSynergies, LLC	DE
Metro I Stone Management, Ltd.	TX
MHC Real Estate Holdings, LLC	CA
Mobile Medical Professionals, Inc.	IA
Monarch Management Services, Inc.	DE
MSLA Management LLC	DE
Multiangio Ltda.	Brazil
Mustang Razorback Holdings, Inc.	DE
MXMD Centros De Cancer, S. De R.L. De C.V.	Mexico
NAMM Holdings, Inc.	DE
National Pacific Dental, Inc.	TX
Neighborhood Health Partnership, Inc.	FL	Neighborhood Health Neighborhood Health Partnership NHP
Netwerkes, LLC	TN
Nevada Medical Services LLC	NV	Optum Medical Services
Nevada Pacific Dental	NV
North American Medical Management - Illinois, Inc.	IL
North American Medical Management California, Inc.	TN
Northern Nevada Health Network, Inc.	NV
Nutritional/Parenteral Home Care of Huntsville, Inc.	AL

Nutritional/Parenteral Home Care, Inc.	AL
OneNet PPO, LLC	MD
Optimum Choice, Inc.	MD	OCI OCI HEALTH PLAN OCI PREFERRED OPTIMUM CHOICE OPTIMUM CHOICE HEALTH PLAN OPTIMUM CHOICE PREFERRED
Optum Bank, Inc.	UT	Exante Bank, Inc. OptumHealth Bank, Inc.
Optum Biometrics, Inc.	IL	Wellness, Inc. Wellness, Inc., which will do business in California as Illinois Wellness, Inc.
Optum Clinical Services, Inc.	DE	Optum Staffing Services, Inc.
Optum Clinics Holdings, Inc.	DE
Optum Clinics Intermediate Holdings, Inc.	DE
Optum Global Finance (Ireland) Unlimited Company	Ireland
Optum Global Solutions (India) Private Limited	India
Optum Global Solutions (Philippines), Inc.	Philippines
Optum Global Solutions International B.V.	Netherlands
Optum Government Solutions, Inc.	DE	Integris Integris Inc.
Optum Health & Technology (Australia) Pty Ltd	Australia	PPC Worldwide Holdings Pty ltd
Optum Health & Technology (India) Private Limited	India
Optum Health & Technology (Singapore) Pte. Ltd.	Singapore
Optum Health & Technology (UK) Limited	UK
Optum Health & Technology (US), LLC	MO
Optum Health & Technology FZ-LLC	UAE
Optum Health & Technology Holdings (US), LLC	MO
Optum Health & Technology Serviços do Brasil Ltda.	Brazil
Optum Health Services (Canada) Ltd.	Canada	Interlock Employee and Family Assistance
Optum Health Solutions (UK) Limited	UK
Optum Healthcare of Illinois, Inc.	GA
Optum Hospice Pharmacy Services, LLC	DE	HospiScript Services Optum Hospice Pharmacy Services Optum Hospice Pharmacy Services Administrator
Optum Insurance of Ohio, Inc.	OH
Optum Labs Dimensions, Inc.	DE
Optum Labs International (UK) Ltd.	UK
Optum Labs, Inc.	DE
Optum Life Sciences (Canada) Inc.	Canada
Optum Management Consulting (Shanghai) Co., Ltd.	China
Optum Nevada Accountable Care Organization LLC	DE
Optum Palliative and Hospice Care of Pennsylvania, Inc.	TN	Evercare Hospice & Palliative Care
Optum Palliative and Hospice Care of Texas, Inc.	TN	Evercare Hospice & Palliative Care

Optum Palliative and Hospice Care, Inc.	DE
Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Atlanta
Evercare Palliative Services of Cincinnati
Evercare Palliative Services of Cleveland
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Eugene
Evercare Palliative Services of Houston
Evercare Palliative Services of Phoenix
Evercare Palliative Services of Portland
Evercare Palliative Services of Salem
Evercare Palliative Services of Tucson
Evercare Palliative Services of Vienna
Hospice Care Suites

Optum Public Sector Solutions, Inc.	DE	Ingenix Public Sector Solutions Ingenix Public Sector Solutions, Inc.
Optum Rocket, Inc.	DE
Optum Services (Puerto Rico) LLC	Puerto Rico
Optum Services, Inc.	DE
Optum Solutions do Brasil – Tecnologia e Serviços de Suporte Ltda.	Brazil
Optum Solutions UK Holdings Limited	UK
Optum Technology, Inc.	DE
Optum UK Solutions Group Limited	UK
Optum Women's and Children's Health, LLC	DE
Optum, Inc.	DE
Optum360 Services, Inc.	DE
Optum360, LLC	DE
OptumHealth Care Solutions, Inc.	MN	OptumHealth Care Solutions
OptumHealth Financial Services, Inc.	DE
OptumHealth Holdings, LLC	DE
OptumHealth International B.V.	Netherlands
OptumInsight Holdings, LLC	DE
OptumInsight Life Sciences, Inc.	DE	Innovus QualityMetric QualityMetric Incorporated
OptumInsight, Inc.	DE	Ingenix Ingenix, Inc. Optum
OptumRx Administrative Services, LLC	TX
OptumRx Discount Card Services, LLC	DE
OptumRx Group Holdings, Inc.	DE
OptumRx Holdings, LLC	DE
OptumRx NY IPA, Inc.	NY
OptumRx Home Delivery of Illinois, LLC	IL	OptumRx of Illinois

OptumRx Home Delivery of Ohio, Inc.	OH	Catamaran Home Delivery OptumRx at Nationwide OptumRx of Ohio
OptumRx PBM of Illinois, Inc.	DE
OptumRx PBM of Maryland, Inc.	NV
OptumRx PBM of Pennsylvania, LLC	PA	FutureScripts
OptumRx PBM of Wisconsin, LLC	WI	OptumRx PBM Administrator of Wisconsin
OptumRx PD of Maryland, Inc.	NV	OptumRx PD Administrator
OptumRx Pharmacy of Nevada, Inc.	NV	Culinary Pharmacy
OptumRx Pharmacy, Inc.	DE
OptumRx, Inc.	CA	hi HealthInnovations OptumRx OptumRx Pharmacy at Rockwell Collins Prescription Solutions Prescription Solution by OptumRx Prescription Solutions, Inc.
OrthoNet Holdings, Inc.	DE
OrthoNet LLC	NY
OrthoNet New York IPA, Inc.	NY
OrthoNet of the Mid-Atlantic, Inc.	DE
OrthoNet of the South, Inc.	DE
OrthoNet Services, Inc.	DE
OrthoNet West, Inc.	DE
Ovations, Inc.	DE
Oxford Benefit Management, Inc.	CT
Oxford Health Insurance, Inc.	NY
Oxford Health Plans (CT), Inc.	CT
Oxford Health Plans (NJ), Inc.	NJ
Oxford Health Plans (NY), Inc.	NY
Oxford Health Plans LLC	DE	Oxford Agency - Oxford Health Plans Inc.
P2 Lower Acquisition, LLC	DE
PacifiCare Life and Health Insurance Company	IN	UnitedHealthOne
PacifiCare Life Assurance Company	CO	UnitedHealthOne
PacifiCare of Arizona, Inc.	AZ	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	CO	Comprecare, Inc. Secure Horizons
PacifiCare of Nevada, Inc.	NV	PacifiCare Secure Horizons
Payment Resolution Services, LLC	TN	AIM Healthcare Services AIM Healthcare Services, LLC AIM Services Healthcare Data Solutions Overpayment Recovery Services
PCCCV, Inc.	CA
PCN DE Corp.	DE
Pharmaceutical Care Network	CA
Pharmacy Review Services, LLC	FL
PHC Subsidiary Holdings, LLC	TX
PHYS Holding Corp.	DE

PhyServe Holdings, Inc.	DE
Physician Care Partners, Inc.	IL
Physicians Health Choice of Texas, LLC	TX	Physicians Health Choice
Physicians Health Plan of Maryland, Inc.	MD
Plus One Health Management Puerto Rico, Inc.	PR
Plus One Holdings, Inc.	DE
PMI Acquisition, LLC	DE
PMSI Holdco II, LLC	DE
PMSI Holdings, LLC	DE
PMSI Settlement Solutions, LLC	FL	Helios Optum Settlement Solutions
PMSI, LLC	FL	Helios Helios Comp Helioscomp Helioscomp, LLC Optum Workers Compensation Services of Florida
Polar II Fundo de Investimento em Participações	Brazil
Polo Holdco, LLC	DE
ppoONE, Inc.	DE
Preferred Care Partners Holding, Corp.	FL	UnitedHealthcare
Preferred Care Partners Medical Group, Inc.	FL
Preferred Care Partners Medical Group of Hialeah
Preferred Care Partners Medical Group of Little Havana
Preferred Care Partners Medical Group of North Shore
Preferred Care Partners Medical Group of Red Road
Preferred Care Partners Medical Group of West Hialeah
Preferred Care Partners Medical Group of Westchester

Preferred Care Partners, Inc.	FL	CareFlorida Preferred Care Partners
Premier Choice ACO, Inc.	CA
Prime Health, Inc.	NV	Med One Works
PrimeCare Medical Network, Inc.	CA
PrimeCare of Citrus Valley, Inc.	CA
PrimeCare of Corona, Inc.	CA
PrimeCare of Hemet Valley, Inc.	CA
PrimeCare of Inland Valley, Inc.	CA
PrimeCare of Moreno Valley, Inc.	CA
PrimeCare of Redlands, Inc.	CA
PrimeCare of Riverside, Inc.	CA
PrimeCare of San Bernardino, Inc.	CA
PrimeCare of Sun City, Inc.	CA
PrimeCare of Temecula, Inc.	CA
Procura Management, Inc.	DE	Optum Managed Care Services
Progressive Enterprises Holdings, Inc.	DE

Progressive Medical, LLC	OH	Automed Solutions Helios Optum Workers Compensation Services of Ohio PMI Medical Solutions, LLC Progressive Medical Solutions, LLC Progressive Medical, LLC of Ohio
Progressive Solutions, LLC	DE
ProHEALTH Fitness of Lake Success, LLC	NY
ProHealth Medical Management, LLC	DE
ProHealth Physicians, ACO, LLC	CT
ProHealth Physicians, Inc.	CT
ProHealth Proton Center Management, LLC	DE
Pronetics Health Care Group, Inc.	SC
Quality Software Services, Inc.	MD	Optum Optum, Inc. Q.S.S., Inc. QSSI
R&H Family Fitness Unlimited LLC	TX	Elvira Cisneros Senior Community Center by WellMed Family Fitness Unlimited
Rally Health, Inc.	DE
Riverside Medical Management, LLC	DE
Salveo Specialty Pharmacy, Inc.	DE
SCP Specialty Infusion, LLC	DE
ScripNet, LLC	DE
ScriptSwitch Limited	UK
Seisa Serviços Integrados de Saúde Ltda.	Brazil
Senior Care Partners, Inc.	IL
Serquinox Holdings LLC	DE
Serquinox LLC	DE	AxelaCare Equinox Healthcare
Sierra Health and Life Insurance Company, Inc.	NV
Sierra Health Services, Inc.	NV	Sierra Military Health Services, LLC
Sierra Health-Care Options, Inc.	NV
Sierra Home Medical Products, Inc.	NV	THC of Nevada THC of Nevada Pharmacy
Sierra Nevada Administrators, Inc.	NV
Sirona Infusion, L.L.C.	AZ	AxelaCare
Southwest Medical Associates, Inc.	NV	SMA Lifestyle Center Southwest Hospitalist Services Group
Southwest Michigan Health Network Inc.	MI
Specialty Benefits, LLC	DE
Spectera of New York, IPA, Inc.	NY
Spectera, Inc.	MD	CARE Programs, a division of Spectera, Inc Health Benefit Sevices, Inc. Spectera United Optical
Spotlite, Inc.	DE
StoneRiver P2P Link, LLC	DE
StoneRiver Pharmacy Solutions, LLC	DE

Summit Home Infusion, LLC	DE
SXC Comet, LLC	DE
Symphonix Health Holdings, LLC	DE
Symphonix Health Insurance, Inc.	IL
The Lewin Group, Inc.	NC	Lewin
Three Rivers Holdings, Inc.	DE
Tmesys, LLC	FL
Topimagem Diagnóstico por Imagem Ltda.	Brazil
Travel Express Incorporated	MD
Trinity Infusion, Inc.	NC	AxelaCare
U.S. Behavioral Health Plan, California	CA	Life Strategies OptumHealth Behavioral Solutions of California
UHC Global Health Services BC Ltd.	Canada
UHC International Services, Inc.	DE
UHC of California	CA	PacifiCare PacifiCare of California Secure Horizons UnitedHealthcare of California
UHG Brasil Participações S.A.	Brazil
UHIC Holdings, Inc.	DE
Ultima Rx, LLC	FL
UMR, Inc.	DE	Avidyn Health Fiserv Health - Kansas Fiserv Health - Wausau Benefits UMR UMR Health Insurance Services UMR, Inc.
Unimerica Insurance Company	WI	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	NY
Unison Administrative Services, LLC	PA
Unison Health Plan of Delaware, Inc.	DE	UnitedHealthcare Community Plan
United Behavioral Health	CA	Life Strategies Optum Idaho OptumHealth Behavioral Solutions Plan 21, Incorporated Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	NY
United Health Foundation	MN	United Health Hospice Foundation

United HealthCare Services, Inc.	MN
AmeriChoice
Center for Health Care Policy and Evaluation
EverCare
Health Professionals Review
Healthmarc
HealthPro
Institute for Human Resources
Optum
UHC MANAGEMENT & ADMINISTRATORS
UHC Management Company
UHC Management Company, Inc.
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United Resource Networks
United Resource Networks, Inc.
UnitedHealthcare MedicareStore

United Resource Networks IPA of New York, Inc.	NY
UnitedHealth Advisors, LLC	ME	UnitedHealthcare
UnitedHealth Group Global Healthcare Services Limited	Ireland
UnitedHealth Group Global Services, Inc.	Philippines
UnitedHealth Group Incorporated	DE	UnitedHealth Group
UnitedHealth Group Information Services Private Limited	India
UnitedHealth Group International GP	Cayman
UnitedHealth Group International L.P.	Cayman
UnitedHealth International, Inc.	DE
UnitedHealth Military & Veterans Services, LLC	DE
UnitedHealth UK Limited	UK
UnitedHealthcare Benefits of Texas, Inc.	TX	PacifiCare Secure Horizons
UnitedHealthcare Benefits Plan of California	CA
UnitedHealthcare Community Plan of California, Inc.	CA
UnitedHealthcare Community Plan of Georgia, Inc.	GA
UnitedHealthcare Community Plan of Ohio, Inc.	OH	Unison Unison ABD Plus Unison Advantage Unison Health Plan Unison Kids
UnitedHealthcare Community Plan of Texas, L.L.C.	TX	United Healthcare - Texas UnitedHealthcare Comminity Plan
UnitedHealthcare Community Plan, Inc.	MI
UnitedHealthcare Consulting & Assistance Service (Beijing) Co., Ltd.	China
UnitedHealthcare Europe S.á.r.l.	Luxembourg
UnitedHealthcare Global Canada Limited	Canada	UnitedHealthcare Global
UnitedHealthcare India Private Limited	India
UnitedHealthcare Insurance Company	CT	UnitedHealthcare Community Plan UnitedHealthOne
UnitedHealthcare Insurance Company of Illinois	IL
UnitedHealthcare Insurance Company of New York	NY

UnitedHealthcare Insurance Company of the River Valley	IL
UnitedHealthcare Integrated Services, Inc.	AZ	Evercare Select UnitedHealthcare Community Plan
UnitedHealthcare International Asia, LLC	DE
UnitedHealthcare International I B.V.	Netherlands
UnitedHealthcare International I S.á.r.l.	Luxembourg
UnitedHealthcare International II B.V.	Netherlands
UnitedHealthcare International II S.á.r.l.	Luxembourg
UnitedHealthcare International III B.V.	Netherlands
UnitedHealthcare International III S.á.r.l.	Luxembourg
UnitedHealthcare International IV S.á.r.l.	Luxembourg
UnitedHealthcare International V S.á.r.l.	Luxembourg
UnitedHealthcare Life Insurance Company	WI	UnitedHealthOne
UnitedHealthcare of Alabama, Inc.	AL
UnitedHealthcare of Arizona, Inc.	AZ
UnitedHealthcare of Arkansas, Inc.	AR	Complete Health
UnitedHealthcare of Colorado, Inc.	CO	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	FL	AMERICHOICE EVERCARE AT HOME OPTUMHEALTH OVATIONS
UnitedHealthcare of Georgia, Inc.	GA	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	IL
UnitedHealthcare of Kentucky, Ltd.	KY	United HealthCare of Kentucky, L.P.
UnitedHealthcare of Louisiana, Inc.	LA	UnitedHealthcare Community Plan
UnitedHealthcare of Mississippi, Inc.	MS
UnitedHealthcare of New England, Inc.	RI
UnitedHealthcare of New Mexico, Inc.	NM
UnitedHealthcare of New York, Inc.	NY	UnitedHealthcare Community Plan
UnitedHealthcare of North Carolina, Inc.	NC
UnitedHealthcare of Ohio, Inc.	OH
UnitedHealthcare of Oklahoma, Inc.	OK	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
UnitedHealthcare of Oregon, Inc.	OR	Secure Horizons
UnitedHealthcare of Pennsylvania, Inc.	PA
UnitedHealthcare of Texas, Inc.	TX
UnitedHealthcare of the Mid-Atlantic, Inc.	MD
UnitedHealthcare of the Midlands, Inc.	NE
UnitedHealthcare of the Midwest, Inc.	MO
UnitedHealthcare of Utah, Inc.	UT	UnitedHealthcare of Idaho, Inc.
UnitedHealthcare of Washington, Inc.	WA	PacifiCare Secure Horizons UnitedHealthcare Community Plan
UnitedHealthcare of Wisconsin, Inc.	WI	UnitedHealthcare of Wisconsin - Personal Care Plus
UnitedHealthcare Plan of the River Valley, Inc.	IL
UnitedHealthcare Service LLC	DE

UnitedHealthcare Services Company of the River Valley, Inc.	DE
UnitedHealthcare Specialty Benefits, LLC	ME	UnitedHealthcare Specialty Benefits
UnitedHealthcare, Inc.	DE
Urgent Care Holdings, Inc.	DE
Urgent Care MSO, LLC	DE
Urology Associates of North Texas, P.L.L.C.	TX
USMD Administrative Services, L.L.C.	TX
USMD Affiliated Services	TX
USMD Cancer Treatment Centers GP, L.L.C.	TX
USMD Cancer Treatment Centers, L.L.C.	TX
USMD CT (Mo), LLC	MO
USMD Diagnostic Services, LLC	TX
USMD Holdings, Inc.	DE
USMD Inc.	TX
USMD of Arlington GP, L.L.C.	TX
USMD PPM, LLC	TX
Valley Physicians Network, Inc.	CA
WellMed Medical Management of Florida, Inc.	FL
Preferred Care Partners Medical Group of Hialeah
Preferred Care Partners Medical Group of Little Havana
Preferred Care Partners Medical Group of North Shore
Preferred Care Partners Medical Group of Red Road
Preferred Care Partners Medical Group of West Hialeah
Preferred Care Partners Medical Group of Westchester
WellMed at 9th Ave. North
WellMed at Bartow
WellMed at Downtown Clearwater
WellMed at Fort Pierce
WellMed at Haines City
WellMed at Lake Copeland
WellMed at Longwood
WellMed at North Stuart
WellMed at Oak Commons
WellMed at Plant City - Family Practice Center
WellMed at Port St. Lucie - East
WellMed at Port St. Lucie West
WellMed at Port St. Lucie - West
WellMed at Rosemont
WellMed at Saint Isabel
WellMed at Sanford
WellMed at SE Lakeland
WellMed at Sebastian
WellMed at South Parsons
WellMed at South Stuart
WellMed at Southwest Orlando
WellMed at St. Lucie Medical Center
WellMed at Stonerock Lake
WellMed at Vero Beach
WellMed Medical Group

WellMed Medical Management, Inc.	TX	DataRaps, Inc. HealthRight / ITC Rosa Verde Silver Life Fitness
WellMed Networks – DFW, Inc.	TX	WNI-DFW

WESTMED Practice Partners LLC	DE
XLHealth Corporation	MD
XLHealth Corporation India Private Limited	India
Your Health Options Insurance Services, Inc.	CA
Your Partner in Health Services, Inc.	IL